UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  January 14, 2004
       (Date of Earliest Event Reported:  January 14, 2004)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

     On January 14, 2004, we announced that we have closed the sale of the Coastal Eagle Point refinery and related working inventories to Sunoco, Inc. A copy of this press release is attached as
Exhibit 99.A and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
        ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   ------------

                  99.A     Press Release dated January 14, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                 -------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  January 14, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.A        Press Release dated January 14, 2004.